                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) July 13, 1994


                      LIBERTY NATIONAL BANCORP, INC.

            (Exact name of registrant as specified in charter)



   Kentucky                     0-9630                           61-0955936
(State or other               (Commission                     (IRS Employer
jurisdiction of               File Number)                   Identification
incorporation)                                                         No.)



416 West Jefferson Street, Louisville, Kentucky                  40202-3294
(Address of principal executive offices)                         (Zip code)



Registrant's telephone number,
               including area code           (502) 566-2000




              Former name or former address, if changed since
                       last report:  Not Applicable

Item 5.  Other Events



PRESS RELEASE                                July 13, 1994

      IMMEDIATE

      Media Inquiries:               Financial/Investor Inquiries:
      Theodore R. Frith              Carl E. Weigel
      Executive Vice President       Treasurer
      (502) 566-2083                 (502) 566-2510

          Liberty Reports 9.5% Increase in Net Income

     LOUISVILLE, Ky.--Liberty National Bancorp, Inc. (NASDAQ:LNBC) announced today net income of $28.7 million for the first six months of 1994, a 9.5% increase over the $26.2 million reported for the same period in 1993. Net income per share for the first half of 1994 increased 7.7% to $1.12, compared to $1.04 for the same period in 1993. Excluding the after-tax effect of securities gains and expenses relating to the pending merger with BANC ONE CORPORATION from both periods, net income would have been up 14.3% for the first six months of 1994.
     For the second quarter of 1994, net income was $14.6 million, up 8.4% compared to $13.5 million for the same period in 1993. Net income per share for the second quarter of 1994 increased 7.5% to $0.57, from $0.53 in the second quarter of 1993.
     Liberty's Board of Directors also declared a cash dividend of $0.195 per share, payable September 30, 1994, to all shareholders of record at the close of business on September 15, 1994.
     In November 1993, Liberty announced its plans to join BANC ONE CORPORATION, a regional bank holding company based in Columbus, Ohio. The merger, which has received all the required regulatory approvals, is subject to Liberty shareholder approval. A meeting of shareholders to vote on the proposed merger is scheduled for August 3, 1994. Assuming shareholder approval, the merger is expected to be completed by the first week of September 1994. The pending merger agreement with BANC ONE CORPORATION provides that the dividend (referenced above) will not be paid if the merger is completed on or before the record date for BANC ONE's quarterly dividend to be declared during the third quarter of 1994; if that occurs, Liberty shareholders would be shareholders of record of BANC ONE CORPORATION and would instead receive the BANC ONE CORPORATION dividend.
     "Our second quarter earnings reflect a continued positive trend fueled in particular by increased loan demand, " said Malcolm
B. Chancey, Jr., Liberty Chairman and Chief Executive Officer.
     As of June 30, 1994, Liberty's total assets were $5.3 billion and stockholders' equity exceeded $417 million. Averages for selected balance sheet totals for the six months ended June 30, 1994, and the percentage increases compared to the same period in 1993, were as follows: total assets, $5.0 billion, up 7.9%; total deposits, $4.0 billion, up 6.5%; loans, $3.7 billion, up 11.7%; and stockholders' equity, $406 million, up 10.9%.
     Liberty is a regional bank holding company headquartered in Louisville, Kentucky. Liberty conducts a wide range of commercial and personal banking activities through its 104 banking offices located throughout Kentucky and southern Indiana. In addition, Liberty provides leasing, credit life insurance, brokerage services and retail loan services through various non-banking subsidiaries.

                     Liberty National Bancorp, Inc. (NASDAQ:LNBC)

                                 Louisville, Kentucky

                                     Net Income

                                Second Quarter 1994



Three months ended June 30               1994                 1993            Change
                                  -----------          -----------          --------
Net income                        $14,632,000          $13,503,000               8.4%

Net income per share                    $0.57                $0.53               7.5%

Average shares outstanding         25,745,000           25,440,000






Six months ended June 30                 1994                 1993            Change
                                  -----------          -----------          --------
Net income                        $28,709,000          $26,221,000               9.5%

Net income per share                    $1.12                $1.04               7.7%

Average shares outstanding         25,739,000           25,248,000








CONSOLIDATED FINANCIAL HIGHLIGHTS
Liberty National Bancorp, Inc., and Subsidiaries

                                                     1994          1993       Change
In thousands except per share data              ---------     ---------    ---------
For six months ended June 30
Net income.................................... $   28,709    $   26,221          9.5 %
Net income per share..........................       1.12          1.04          7.7
Cash dividends declared per share.............       0.39        0.3375         15.6
Book value per share - end of period..........      16.23         14.98          8.3
Market value per share - end of period........      31.00         24.75         25.3
Average shares outstanding....................     25,739        25,248          1.9

Averages for six months ended June 30
Loans, net of unearned income................. $3,686,558    $3,300,214         11.7 %
Total earning assets..........................  4,563,309     4,210,437          8.4
Total assets..................................  5,011,273     4,644,271          7.9
Non-interest bearing deposits.................    721,568       658,975          9.5
Interest bearing deposits.....................  3,315,261     3,133,112          5.8
Total deposits................................  4,036,829     3,792,087          6.5
Stockholders' equity..........................    406,138       366,225         10.9

Key ratios for six months ended June 30
Return on average stockholders' equity........      14.25 %       14.44 %        (19)b.p.
Return on average assets......................       1.16          1.14            2
Allowance for loan losses to average loans ...       1.35          1.46          (11)

June 30
Loans, net of unearned income................. $3,875,231    $3,394,117         14.2 %
Total assets..................................  5,266,086     4,686,010         12.4
Total deposits................................  4,097,435     3,837,803          6.8
Stockholders' equity..........................    417,944       381,213          9.6


b.p. = basis points

CONSOLIDATED BALANCE SHEET
Liberty National Bancorp, Inc., and Subsidiaries

                                                            June 30         June 30
                                                               1994            1993
In thousands except share data                           ----------      ----------
Assets
Cash and due from banks................................. $  377,665      $  325,993
Interest bearing deposits with banks....................          -             100
Federal funds sold and securities
  purchased under agreements to resell..................     45,525          22,225
Trading account securities..............................        366             186
Mortgage loans held for sale............................      2,069           5,664
Investment securities available for sale................    218,999               -
Investment securities held to maturity..................    607,145         798,474

Loans (net of unearned income of $38,316 in
  1994; $30,346 in 1993)................................  3,875,231       3,394,117
Less:
  Allowance for loan losses.............................     49,725          48,290
                                                         ----------      ----------
    Net loans...........................................  3,825,506       3,345,827

Premises and equipment..................................     74,302          66,021
Other assets............................................    114,509         121,520
                                                         ----------      ----------
    Total............................................... $5,266,086      $4,686,010
                                                         ==========      ==========
Liabilities






Deposits
  Non-interest bearing - domestic....................... $  734,746      $  723,694
  Interest bearing - domestic...........................  3,091,351       2,969,447
  Interest bearing - foreign............................    271,338         144,662
                                                         ----------      ----------
    Total deposits......................................  4,097,435       3,837,803

Federal funds purchased and securities
  sold under agreements to repurchase...................    455,313         254,249
Commercial paper........................................      6,928           5,077
Other short-term borrowings.............................    142,045          65,002
Other liabilities.......................................     43,281          38,672
Long-term debt..........................................    103,140         103,994
                                                         ----------      ----------
    Total liabilities...................................  4,848,142       4,304,797
                                                         ----------      ----------
Stockholders' Equity
Preferred stock
  Authorized and unissued 10,000,000 shares.............          -               -
Common stock
  Authorized 60,000,000 shares
  Issued and outstanding 25,747,066 shares in
  1994 and 25,440,397 shares in 1993....................     47,054          46,799
Surplus.................................................     79,779          77,894
Retained earnings.......................................    291,647         256,520
Net unrealized loss on investment securities
  available for sale....................................       (536)              -
                                                         ----------      ----------
    Total stockholders' equity..........................    417,944         381,213
                                                         ----------      ----------
    Total............................................... $5,266,086      $4,686,010
                                                         ==========      ==========

CONSOLIDATED STATEMENT OF INCOME
Liberty National Bancorp, Inc., and Subsidiaries

                                            Three Months Ended      Six Months Ended
                                                       June 30               June 30
                                                1994      1993       1994       1993
In thousands except per share data           -------   -------   --------   --------
Interest income
  Loans (including fees).................... $73,862   $67,432   $142,731   $133,186
  Federal funds sold and securities
    purchased under agreements to resell....     260       826        829      1,846
  Deposits with banks.......................       8         1         18          2
  U.S. Treasury and Federal agencies........   7,200     8,073     14,108     16,197
  Obligations of states and political
    subdivisions............................   3,632     3,534      7,210      7,034
  Other securities..........................     105        86        199        159
  Mortgage loans held for sale..............      57       100        143        159
  Trading account securities................       1        12          2         56
                                             -------   -------   --------   --------
    Total interest income...................  85,125    80,064    165,240    158,639
                                             -------   -------   --------   --------
Interest expense
  Deposits..................................  30,519    28,867     59,106     57,210
  Federal funds purchased and securities
    sold under agreements to repurchase.....   3,538     2,295      6,023      5,259
  Other short-term borrowings...............     765       247      1,190        543
  Long-term debt............................   1,776     1,094      3,560      1,729
                                             -------   -------   --------   --------
    Total interest expense..................  36,598    32,503     69,879     64,741
                                             -------   -------   --------   --------
Net interest income.........................  48,527    47,561     95,361     93,898
  Provision for loan losses.................   3,250     6,321      6,135     11,948
Net interest income after provision for      -------   -------   --------   --------
  loan losses...............................  45,277    41,240     89,226     81,950
                                             -------   -------   --------   --------
Non-interest income
  Trust income..............................   3,560     3,647      7,141      6,908
  Service charges on deposit accounts.......   5,390     4,499     10,079      8,627
  Bankcard income...........................   1,604     1,528      2,943      2,836
  Insurance premium income..................   1,780       787      2,661      1,407
  Commissions and trading account profits...     575       483      1,084      1,171
  Investment securities gains...............      39     1,080         49      1,080
  Other.....................................   3,749     4,480      8,379      7,531
                                             -------   -------   --------   --------
    Total non-interest income...............  16,697    16,504     32,336     29,560
                                             -------   -------   --------   --------
Non-interest expense
  Salaries and employee benefits............  18,300    17,506     36,553     34,813
  Net occupancy expense.....................   2,827     2,711      5,824      5,250
  Equipment expense.........................   3,739     3,492      7,431      6,794
  Other.....................................  16,359    15,310     31,384     28,461
                                             -------   -------   --------   --------
    Total non-interest expense..............  41,225    39,019     81,192     75,318
                                             -------   -------   --------   --------
Income before income taxes..................  20,749    18,725     40,370     36,192
  Income tax expense........................   6,117     5,222     11,661      9,971
                                             -------   -------   --------   --------
Net income.................................. $14,632   $13,503    $28,709    $26,221
                                             =======   =======   ========   ========

Net income per share........................   $0.57     $0.53      $1.12      $1.04

Average shares outstanding..................  25,745    25,440     25,739     25,248



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              LIBERTY NATIONAL BANCORP, INC.

Date:  July 13, 1994          By   /s/ Kathryn Ross Arterberry
                                   Kathryn Ross Arterberry, General
                                    Counsel and Assistant Secretary